UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12


                            Old Mutual Advisor Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount Previously Paid:

    2.  Form, Schedule or Registration Statement No.:

    3.  Filing Party:

    4.  Date Filed:

                   OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND


                            OLD MUTUAL ADVISOR FUNDS

                       4643 South Ulster Street, 6th Floor
                             Denver, Colorado 80237


                                                                   April 3, 2006

Dear Shareholder:


         Old Mutual Copper Rock Emerging Growth Fund (the "Fund"), a series of Old Mutual Advisor Funds (the "Trust"), will hold a Meeting of Shareholders (the "Meeting") on May 12, 2006 at the offices of Old Mutual Capital, Inc. ("Old Mutual Capital"), 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. The purpose of the Meeting is to vote on an important proposal affecting the Fund and you as a shareholder. This package contains important information about the Meeting and the proposal, including a Notice of Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, a proxy card, simple instructions on how to vote by telephone, via the Internet, or by mail, and a postage-paid business reply envelope (if you choose to vote by mail).

         As you will see from the enclosed materials, your Board of Trustees ("Board") is requesting that you approve an investment sub-advisory agreement between the Trust, Old Mutual Capital and Copper Rock Capital Partners, LLC. The Board has carefully considered the proposal, believes it to be in the best interests of the shareholders, and unanimously recommends that you vote FOR the proposal. If you should have any questions before you vote, please call the Fund's proxy solicitor, InvestorConnect, toll-free at 1-800-761-6521.


YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

         Thank you for your response and we look forward to preserving your trust as a valued shareholder.

                                                     Sincerely,

                                                     /s/ Kent Moore
                                                     --------------
                                                     L. Kent Moore, Chairman
                                                     Old Mutual Advisor Funds

                            OLD MUTUAL ADVISOR FUNDS

                 QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT


         Old Mutual Advisor Funds (the "Trust") will hold a Meeting of Shareholders of Old Mutual Copper Rock Emerging Growth Fund (the "Fund") on May 12, 2006, at the offices of Old Mutual Capital, Inc. ("Old Mutual Capital"), 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. It is important for you to vote on the proposal described in the Proxy Statement. We recommend that you read the Proxy Statement in its entirety - the explanations in the Proxy Statement will help you decide on the issue. However, we thought it also would be helpful to begin by answering some of the proposal.


WHAT ISSUE AM I BEING ASKED TO VOTE ON?


         The Trust is asking shareholders to approve an investment sub-advisory agreement ("New Sub-Advisory Agreement") between the Trust, Old Mutual Capital, the Fund's investment adviser, and Copper Rock Capital Partners, LLC ("Copper Rock").


WHY IS THE BOARD RECOMMENDING APPROVAL OF A NEW INVESTMENT SUB-ADVISORY
AGREEMENT?


         Copper Rock has been the sole Sub-Adviser to the Fund since its commencement of operations on August 1, 2005. Upon commencement of operations, Copper Rock provided portfolio management services to the Fund pursuant to an investment sub-advisory agreement dated June 14, 2005 ("Initial Sub-Advisory Agreement") between the Trust, Old Mutual Capital and Copper Rock. On February 9, 2006, Old Mutual (US) Holdings, Inc. ("OMUSH") exercised its option to purchase a majority ownership interest in Copper Rock which was 99% owned by Copper Rock Employees, LP ("OMUSH Acquisition"). Upon exercising its option, OMUSH acquired 60% of the interests in Copper Rock and became the controlling member. The Trust is requesting approval of the New Sub-Advisory Agreement because the transfer of the majority ownership interest in Copper Rock from Copper Rock Employees, LP to OMUSH resulted in an "assignment" of the Initial Sub-Advisory Agreement. Under the Investment Company Act of 1940, as amended ("1940 Act"), when a sub-advisory agreement is assigned, the sub-advisory agreement necessarily terminates and a new sub-advisory agreement must be approved by shareholders.


ARE THE TERMS OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT DIFFERENT FROM THE CURRENT INVESTMENT SUB-ADVISORY AGREEMENT?


         The terms of the New Sub-Advisory Agreement that you are being asked to approve are identical in all material respects to the terms of the Initial Sub-Advisory Agreement. The only change between the Initial Sub-Advisory Agreement and the New Sub-Advisory Agreement is an additional provision that will provide Copper Rock greater flexibility in managing the Fund. Thus, approval of the New Sub-Advisory Agreement will permit continuity of management, as well as continuity of the existing fee structure.


HAS THE BOARD APPROVED THE PROPOSAL?

         Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposal.

HOW DO I VOTE MY SHARES?

         You may vote by telephone, via the Internet, by mail, or in person at the meeting. The enclosed proxy card contains the telephone number to vote by telephone and the website to vote via the Internet. You may also vote by mailing the enclosed proxy card. If you cast your vote by telephone or via the Internet, please do not return your proxy card.

         If you do not respond at all, InvestorConnect, a division of the Altman Group, Inc., the Fund's proxy solicitor, may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?


         If you have any other questions or need further assistance in voting, please call InvestorConnect toll free at 1-800-761-6521 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time.

                   OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND

                            Old Mutual Advisor Funds

                       4643 South Ulster Street, 6th Floor
                             Denver, Colorado 80237

                        NOTICE OF MEETING OF SHAREHOLDERS
                           To Be Held on May 12, 2006


         NOTICE IS HEREBY GIVEN that a Meeting of Shareholders (the "Meeting") of Old Mutual Copper Rock Emerging Growth Fund (the "Fund"), a series of Old Mutual Advisor Funds (the "Trust"), will be held at the offices of Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237, on May 12, 2006, at 10:00 a.m. Mountain Time, for the purpose of approving a new investment sub-advisory agreement for the Fund.


         The proposal is discussed in greater detail in the attached Proxy Statement. If you owned shares of a Fund as of the close of business on March 13, 2006, you are entitled to vote. You may vote your shares in person at the meeting or, for shareholders who do not expect to attend the meeting, in any of the following ways:

         (1) TELEPHONE: Please have available the enclosed proxy card. Call the toll-free number located on the proxy card. Once connected, follow the simple automated instructions. The toll-free number is available 24 hours a day. A confirmation of your vote will be mailed to you. OR

         (2) INTERNET: Please have available the enclosed proxy card. Access the website listed on the proxy card. Follow the simple instructions found on the website. OR

         (3) MAIL: Vote, sign, date, and return the enclosed proxy card in the enclosed postage-paid business reply envelope.


                                              By order of the Board of Trustees,


                                              /s/ Andra C. Ozols
                                              ------------------
                                              Andra C. Ozols, Vice President
                                              and Secretary
                                              Old Mutual Advisor Funds



Dated:  April 3, 2006
Denver, Colorado


--------------------------------------------------------------------------------

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.


SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS URGED TO VOTE BY TELEPHONE, VIA THE INTERNET, OR BY MAIL. VOTING PROMPTLY BY TELEPHONE, VIA THE INTERNET, OR BY MAIL WILL HELP THE FUNDS AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS AND YOU MAY STILL ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

--------------------------------------------------------------------------------

                            OLD MUTUAL ADVISOR FUNDS

                   OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND

                       4643 South Ulster Street, 6th Floor
                             Denver, Colorado 80237

                                 Proxy Statement


                              DATED: APRIL 3, 2006

         This Proxy Statement is being furnished to the shareholders of the Old Mutual Copper Rock Emerging Growth Fund (the "Fund"), a series of Old Mutual Advisor Funds (the "Trust"), a Delaware statutory trust, by the Board of Trustees (the "Board") in connection with the solicitation of shareholder votes by proxy to be voted at the Meeting of Shareholders or any adjournments thereof ("Meeting"), to be held on May 12, 2006 at 10:00 a.m. Mountain Time, at the offices of Old Mutual Capital, Inc. ("Old Mutual Capital"), 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. It is expected that the Notice of Meeting, Proxy Statement and proxy card will be first mailed to shareholders of record on or about April 3, 2006.


         At the Meeting, you will be asked to approve a new sub-advisory agreement between the Trust, Old Mutual Capital, the Fund's investment adviser, and Copper Rock Capital Partners, LLC ("Copper Rock"). THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

SHAREHOLDER VOTING


         The Board intends to bring before the Meeting the matter set forth herein. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. You can vote easily and quickly by telephone, via the Internet, by mail, or in person. You may change your vote even though a proxy has already been returned either by written notice to the Secretary of the Trust, submitting a subsequent proxy, or by voting in person at the meeting. A more detailed description of the various voting procedures is provided in the section PROXY SOLICITATIONS AND SHAREHOLDER VOTING PROCEDURES, beginning on page 4 of this Proxy Statement.


                            [END OF FRONT COVER PAGE]

                            OLD MUTUAL ADVISOR FUNDS
                   OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND

                                TABLE OF CONTENTS

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PROPOSAL:  APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT.............3

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Introduction.........................................................3

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Description of the New Sub-Advisory Agreement........................4

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Consultation with Certain Other Entities.............................5

--------------------------------------------------------------------------------

Trustees' Consideration and Recommendations..........................5

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ADDITIONAL INFORMATION...............................................6

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Investment Adviser...................................................6

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Distributor..........................................................6

--------------------------------------------------------------------------------

Administrator........................................................6

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Fund Ownership by Management.........................................6

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Fund Ownership by Significant Holders................................6

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Brokerage Commissions................................................6

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Fees Paid to Affiliates of Old Mutual Capital........................6

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Proxy Solicitations and Shareholder Voting Procedures................6

--------------------------------------------------------------------------------

Shareholder Proposals................................................8

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Other Business.......................................................8

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Appendix A - Trustees' Considerations and Recommendations............APP-A-1

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Schedule A - Officers and Directors of Copper Rock...................SCH-A-1
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Schedule B - General Partners of Copper Rock Employees, LP...........SCH-B-1

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Schedule C - Officers and Directors of Old Mutual Capital............SCH-C-1

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Schedule D - Fund Ownership by Management............................SCH-D-1

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Schedule E - Fund Ownership by Significant Holders...................SCH-E-1

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Schedule F - Shares of the Fund Outstanding as of March 13, 2006.....SCH-F-1

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Exhibit A - Form of Investment Sub-Advisory Agreement
            with Copper Rock.........................................EXH-A-1
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

                                    PROPOSAL
                                    --------

            APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE
                   OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND

INTRODUCTION

         The Board has approved, subject to shareholder approval, a new investment sub-advisory agreement ("New Sub-Advisory Agreement") between the Trust, Old Mutual Capital and Copper Rock for the Fund. Shareholders as of the record date March 13, 2006 are entitled to vote on this proposal. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement as EXHIBIT A and the discussion contained herein regarding the New Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of the New Sub-Advisory Agreement.


         Copper Rock has been the sole Sub-Adviser to the Fund since its commencement of operations on August 1, 2005. Upon commencement of operations, Copper Rock provided portfolio management services to the Fund pursuant to an investment sub-advisory agreement dated June 14, 2005 ("Initial Sub-Advisory Agreement") between the Trust, Old Mutual Capital and Copper Rock. The Initial Sub-Advisory Agreement was approved by the Fund's initial sole shareholder, Old Mutual Capital. Old Mutual Capital is the Fund's Adviser and a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.

         On February 9, 2006, OMUSH exercised its option to purchase a majority ownership interest in Copper Rock which was 99% owned by Copper Rock Employees, LP ("OMUSH Acquisition"). Upon exercising its option, OMUSH acquired 60% of the interests in Copper Rock and became the controlling member. Copper Rock Employees, LP is a Delaware limited partnership located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116. SCHEDULE B contains a list of the general partners of Copper Rock Employees, LP with the three largest partnership interests as of March 13, 2006.

         The Trust is requesting approval of the New Sub-Advisory Agreement because the transfer of the majority ownership interest in Copper Rock from Copper Rock Employees, LP to OMUSH resulted in an "assignment" of the Initial Sub-Advisory Agreement. Under the Investment Company Act of 1940, as amended ("1940 Act"), when a sub-advisory agreement is assigned, the sub-advisory agreement necessarily terminates and a new sub-advisory agreement must be approved by shareholders.

         In order to avoid disruption of the Fund's investment management program pending shareholder approval of the New Sub-Advisory Agreement, the Board approved an interim sub-advisory agreement ("Interim Sub-Advisory Agreement") with Copper Rock pursuant to which Copper Rock is currently providing portfolio management services to the Fund. The Interim Sub-Advisory Agreement commenced on February 9, 2006 (the "Commencement Date"), and will remain in effect for a period that will expire on the earlier of: (i) the date on which the shareholders of the Fund approve the New Sub-Advisory Agreement; or
(ii) 150 days after the Commencement Date.

         The terms of the New Sub-Advisory Agreement that you are being asked to approve are almost identical in all material respects to the terms of the Initial Sub-Advisory Agreement, but the New Sub-Advisory Agreement includes one additional provision that was not included in the Initial Sub-Advisory Agreement. As more fully described below, this additional provision will provide Copper Rock greater flexibility in managing the Fund.


         Under the 1940 Act, approval of the New Sub-Advisory Agreement requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the particular Fund.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

         SERVICES

         The New Sub-Advisory Agreement obligates Copper Rock to: (i) manage the investment operations and composition of the Fund, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and statement of additional information and any supplements thereto (collectively referred to as the "Prospectus"); (ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold and what portion of the assets will be invested or held uninvested in cash in accordance with the Fund's investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Fund with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust's Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

         INVESTMENT SUB-ADVISORY FEES

         For the services provided pursuant to the New Sub-Advisory Agreement, Copper Rock is entitled to receive from Old Mutual Capital a sub-advisory fee at a rate of 0.60% of the average daily net assets of the Fund. There is no change in the sub-advisory fee under the New Sub-Advisory Agreement. Copper Rock does not receive any sub-advisory fees directly from the Fund under the New Sub-Advisory Agreement.


         The following table shows the investment advisory fees paid to Old Mutual Capital by the Fund, the advisory fees waived by Old Mutual Capital, and the net advisory fees paid by the Fund for the period from commencement of operations (August 1, 2005) to February 28, 2006.

                   ADVISORY FEE
                     INCURRED             FEE WAIVED           NET FEES PAID
                   ------------           ----------           -------------
                      $27,502             $(161,581)            $(134,079)

In addition, in the interest of limiting the expenses of the Fund, Old Mutual Capital has signed an expense limitation contract with the Trust on behalf of the Fund ("Expense Limitation Agreement") pursuant to which Old Mutual Capital has agreed to waive a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (excluding fees and expenses incurred under the Trust's Distribution Plans and Service Plan, with respect to Class A and Class C, sales charges, interest, taxes, brokerage commissions, any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) (the "Expense Limitations") as set forth in the table below.(1)

                               EXPENSE LIMITATIONS

            CLASS A      Class C      Class Z      Institutional Class
            -------      -------      -------      -------------------
             1.55%        2.30%        1.10%              1.30%

----------
(1) Reimbursement by the Fund of advisory fees waived and other expenses paid by Old Mutual Capital pursuant to the Expense Limitation Agreement may be made at a later date, but not longer than two fiscal years after the fiscal year in which fees were waived or expenses paid, when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed the Expense Limitation. Consequently, no reimbursement by the Fund will be made unless:
     (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the Expense Limitation (excluding certain other expenses such as brokerage commissions and extraordinary expenses); and
     (iii) the payment of such reimbursement is approved by the Board on a quarterly basis.

         LIMITATIONS ON LIABILITY


         The New Sub-Advisory Agreement provides certain limitations on Copper Rock's liability, but also provides that Copper Rock shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder, or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.


         CONTINUANCE AND RENEWALS


         The continuance of the New Sub-Advisory Agreement after two years from the date it is approved by shareholders must be specifically approved at least annually by the following: (i) the Board or by vote of a majority of the outstanding voting securities of the Fund; and (ii) the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement may be terminated in the following manner: (i) by the Fund, without the payment of any penalty, by the vote of a majority of the trustees or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties; or (iii) by Copper Rock at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The New Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).


CONSULTATION WITH CERTAIN OTHER ENTITIES

         In 2003, the Securities and Exchange Commission amended certain rules under the 1940 Act to permit mutual fund sub-advisers to engage in transactions with other sub-advisers of funds in the same mutual fund complex as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisers from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the New Sub-Advisory Agreement includes an additional provision that prohibits Copper Rock from consulting with the following entities concerning transactions for the Fund in securities or other assets: (i) other sub-advisers to any series portfolio of the Trust; and (ii) other sub-advisers to any portfolio under common control with the Fund. This restriction will provide Copper Rock greater investment flexibility in managing the Fund by permitting it to engage in transactions with other sub-advisers to the Trust or their affiliates, subject to certain limitations under the 1940 Act.

         INFORMATION ABOUT COPPER ROCK

         Copper Rock is a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116. Copper Rock manages discretionary equity portfolios for institutional accounts. As of January 1, 2006, Copper Rock held discretionary management authority with respect to approximately $370 million in assets under management. SCHEDULE A contains a list of the directors and officers of Copper Rock.

TRUSTEES' CONSIDERATION AND RECOMMENDATIONS

         The Trustees' consideration and recommendations regarding the New Sub-Advisory Agreement can be found in APPENDIX A to this Proxy Statement.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER


         Old Mutual Capital, the Fund's investment adviser, is located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. The directors and officers of Old Mutual Capital can be found in SCHEDULE C attached hereto.


DISTRIBUTOR

         Old Mutual Investment Partners, the Trust's Distributor, is located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

ADMINISTRATOR

         Old Mutual Fund Services, the Trust's Administrator, is located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

FUND OWNERSHIP BY MANAGEMENT


         The ownership of shares of the Fund by each person who has been a trustee or executive officer of the Trust at any time since the beginning of the last fiscal year of the Trust can be found in SCHEDULE D attached hereto.


FUND OWNERSHIP BY SIGNIFICANT HOLDERS


         A list of the names, addresses and the ownership of each person who, as of March 13, 2006 to the knowledge of the Trust, owned 5% or more of any class of the outstanding shares of each Fund can be found in SCHEDULE E attached hereto.


BROKERAGE COMMISSIONS

         For the fiscal year ended July 31, 2005, the Fund did not pay brokerage commissions to brokers affiliated with the Fund, Old Mutual Capital, Old Mutual Investment Partners or any affiliates of such entities.

FEES PAID TO AFFILIATES OF OLD MUTUAL CAPITAL


         During the period the Fund began operations (August 1, 2005) through January 31, 2006, the Fund paid to Old Mutual Shareholder Services, Inc., Old Mutual Fund Services, and Old Mutual Investment Partners, affiliates of Old Mutual Capital, aggregate fees for shareholder services totaling $247, $650, and $1,000, respectively.


PROXY SOLICITATIONS AND SHAREHOLDER VOTING PROCEDURES

         The solicitation of proxies, the cost of which will be borne by Old Mutual Capital, will be made primarily by mail but may also be made by telephone by InvestorConnect, a division of the Altman Group, Inc. ("InvestorConnect), professional proxy solicitors. Officers or employees of Old Mutual Capital or its affiliates, including officers or employees of Copper Rock, may also solicit proxies by telephone. These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies for the Fund.

         Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. Proxies that are obtained telephonically (as opposed to where the shareholder calls the toll-free number directly to vote) will be recorded in accordance with the procedures described below. The trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Shareholders also may vote by mail or through a secure Internet site. Proxies by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         In all cases where a telephonic proxy is solicited, the InvestorConnect representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the InvestorConnect representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to InvestorConnect, then the InvestorConnect representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder's instructions on each proposal. Although the InvestorConnect representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. InvestorConnect will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call InvestorConnect immediately if his or her instructions are not correctly reflected in the confirmation.


         If you wish to participate in the Meeting but you do not wish to give your proxy by any of the methods outlined above, you may submit the proxy card originally sent with the Proxy Statement or attend in person. Should you require additional information regarding the Proxy or replacement proxy cards, you may contact InvestorConnect toll-free at 1-800-761-6521. You may revoke an executed proxy by (i) a written instrument received by the Secretary of the Trust at any time before your proxy is exercised; (ii) delivery of a later-dated proxy; or
(iii) attendance at the Meeting and voting in person.


         All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL SPECIFIED ON THE PROXY CARD. A proxy executed properly and accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power). Shares represented by a broker non-vote, or by a proxy that is marked with an abstention (collectively, "abstentions"), will be considered to be present at the meeting for purposes of determining whether a quorum exists for the transaction of business. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval for the Proposal.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.


         Shareholders of record as of the close of business on March 13, 2006 (the "Record Date"), are entitled to vote at the Meeting. The number of shares outstanding of each class of the Fund on the Record Date can be found in SCHEDULE F attached hereto. Each whole share held by a shareholder entitles the shareholder to one vote. Each fractional share held by a shareholder entitles the shareholder to a proportionate fractional vote.


         FOR A FREE COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL REPORT, WHICH WILL BE AVAILABLE ON OR ABOUT APRIL 10, 2006, SHAREHOLDERS OF THE FUND MAY CALL TOLL-FREE 1-888-744-5050 OR WRITE TO OLD MUTUAL ADVISOR FUNDS AT 4643 SOUTH ULSTER STREET, 6TH FLOOR, DENVER, COLORADO 80237.

         ONLY ONE PROXY STATEMENT, ALONG WITH ONE PROXY CARD, WILL BE DELIVERED TO MULTIPLE SHAREHOLDERS WHO SHARE AN ADDRESS UNLESS THE TRUST HAS RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE SHAREHOLDERS. THE TRUST WILL DELIVER, PROMPTLY UPON ORAL OR WRITTEN REQUEST, A SEPARATE COPY OF THIS PROXY STATEMENT TO A SHAREHOLDER AT A SHARED ADDRESS TO WHICH A SINGLE COPY OF THIS PROXY STATEMENT WAS DELIVERED.

         SHAREHOLDERS CAN NOTIFY THE TRUST THAT THEY WISH TO RECEIVE A SEPARATE COPY OF THIS PROXY STATEMENT, OR WISH TO RECEIVE SEPARATE PROXY STATEMENTS IN THE FUTURE, BY CALLING TOLL-FREE 1-888-744-5050 OR BY WRITING TO OLD MUTUAL ADVISOR FUNDS AT 4643 SOUTH ULSTER STREET, 6TH FLOOR, DENVER, COLORADO 80237. MULTIPLE SHAREHOLDERS SHARING AN ADDRESS CAN REQUEST TO RECEIVE A SINGLE COPY OF PROXY STATEMENTS IN THE FUTURE IF THEY ARE CURRENTLY RECEIVING MULTIPLES COPIES OF PROXY STATEMENTS BY CALLING OR WRITING TO THE TRUST AS INDICATED ABOVE.

SHAREHOLDER PROPOSALS

         As a general matter, the Trust does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the Fund, you should send such proposal to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a shareholder's meeting, the Trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain Federal regulations.

OTHER BUSINESS

         The Board does not intend to present other business at the Meeting. Other matters will be considered if notice is given within a reasonable amount of time prior to the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

         The Trustees recommend approval of the Proposal. Any unmarked proxies without instructions to the contrary will be voted in favor of approval of the Proposal.

                                   APPENDIX A
                                   ----------

                  TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

         The Board approved the New Sub-Advisory Agreement with Copper Rock on February 7, 2006. In determining whether it was appropriate to approve the New Sub-Advisory Agreement, the Board requested information, which was provided by Old Mutual Capital and Copper Rock, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations.

         In considering the fairness and reasonableness of the New Sub-Advisory Agreement, the Board reviewed numerous factors, with respect to the Fund, including the following:

    o the nature of the services to be provided under the New Sub-Advisory Agreement;

    o the requirements of the Fund for the services provided by Old Mutual Capital and Copper Rock;

    o    the quality of the services expected to be provided;

    o    fees payable for the services;

    o    projected total expenses of the Fund;

    o the expected profitability of Old Mutual Capital and Copper Rock with respect to their relationship with the Fund;


    o that the terms of the New Sub-Advisory Agreement are identical in all material respects to the Initial Sub-Advisory Agreement, and therefore the expected profitability of Old Mutual Capital and Copper Rock will not change as a result of the OMUSH Acquisition;


    o capabilities and financial condition of Old Mutual Capital and Copper Rock; and

    o    current economic and industry trends.


         The Board considered that there would be no change in the sub-advisory fee under the New Sub-Advisory Agreement. When the Board approved the Initial Sub-Advisory Agreement on May 11, 2005, the Board reviewed an analysis prepared by Old Mutual Capital in consultation with an independent third party, comparing the Fund's expected expense ratio and advisory fee with comparable mutual funds. At that time, the Board considered the fact that the total expenses of 1.30% of the Fund's Institutional shares (after waiver or reimbursement) were lower than 224 funds in the peer group and higher than 261 funds in the peer group. At that time, the Board relied upon Old Mutual Capital's representation, based upon advice of an independent consultant, that the peer group discussed above was fair, reasonable, and balanced presentation of a comparable peer group for the Fund.


         Following extended discussions concerning the information provided by Old Mutual Capital and Copper Rock, the Board determined that the New Sub-Advisory Agreement was consistent with the best interests of the Fund and future shareholders. The Board, including all of the Trustees who were not "interested persons" of the Fund, voting separately, unanimously approved the New Sub-Advisory Agreement on the basis of the foregoing review and discussions. The Board concluded, among other things:

                                    APP-A-1

    o the level of fees to be charged to the Fund was comparable to the fees charged by other investment sub-advisers to other funds with similar investment strategies and therefore reasonable, considering the services to be provided by Copper Rock;

    o Copper Rock's personnel were experienced and possessed significant experience in managing particular asset classes;

    o Copper Rock demonstrated its commitment to providing sufficient resources regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

    o Copper Rock appeared to have overall high quality in terms of its personnel, operations, financial condition, investment management capabilities, methodologies and performance; and

    o expected profitability of Copper Rock with respect to its relationship with the Fund.

                                    APP-A-2

                                   SCHEDULE A

           OFFICERS AND DIRECTORS OF COPPER ROCK CAPITAL PARTNERS, LLC

----------------------------------- --------------------------------------------
   Name and Address*                     Position(s)
----------------------------------- --------------------------------------------
Tucker M. Walsh                          Chief Executive Officer
----------------------------------- --------------------------------------------
Michael Malouf, CFA                      President
----------------------------------- --------------------------------------------
David C. Cavanaugh                       Senior Vice President
----------------------------------- --------------------------------------------
Michael Sakala                           Principal, Chief Financial Officer and
                                         Chief Compliance Officer
----------------------------------- --------------------------------------------
Michael J. Callahan                      Principal
----------------------------------- --------------------------------------------
Gregory T. Poulos, CFA                   Principal
----------------------------------- --------------------------------------------
Peter J. Haddleman                       Principal
----------------------------------- --------------------------------------------

Scott F. Powers                          Manager

----------------------------------- --------------------------------------------

Thomas M. Turpin                         Manager

----------------------------------- --------------------------------------------

* The address for each of the officers and directors is 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116.

                                    SCH-A-1

                                   SCHEDULE B

                   COPPER ROCK EMPLOYEES, LP, GENERAL PARTNERS
             WITH LARGEST PARTNERSHIP INTEREST AS OF MARCH 13, 2006

           --------------------------------- -----------------------------------

                  NAME                              POSITION

           --------------------------------- -----------------------------------

           Tucker M. Walsh                          General Partner

           --------------------------------- -----------------------------------

           Michael Malouf, CFA                      General Partner

           --------------------------------- -----------------------------------

           Peter J. Haddleman                       General Partner

           --------------------------------- -----------------------------------

                                    SCH-B-1

                                   SCHEDULE C


               OFFICERS AND DIRECTORS OF OLD MUTUAL CAPITAL, INC.

----------------------- --------------------------------------------------------
  NAME AND ADDRESS*                        POSITION(S)
----------------------- --------------------------------------------------------
Scott F. Powers         Chairman
----------------------- --------------------------------------------------------
David J. Bullock        Director, President and Chief Executive Officer
----------------------- --------------------------------------------------------
Thomas M. Turpin        Director
----------------------- --------------------------------------------------------
Kevin M. Hunt           Director
----------------------- --------------------------------------------------------
Mark E. Black           Executive Vice President, Chief Financial Officer,
                        Chief Administrative Officer and Treasurer
----------------------- --------------------------------------------------------
Michael W. Rose         Executive Vice President
----------------------- --------------------------------------------------------
William T. Davis        Sr. Vice President
----------------------- --------------------------------------------------------
Michael W. Mathies      Senior Vice President
----------------------- --------------------------------------------------------
Andra C. Ozols          Executive Vice President, General Counsel and Secretary
----------------------- --------------------------------------------------------
James F. Lummanick      Senior Vice President and Chief Compliance Officer
----------------------- --------------------------------------------------------

* The address for each of the officers and directors is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

                                    SCH-C-1

                                   SCHEDULE D


                          FUND OWNERSHIP BY MANAGEMENT

         To the best knowledge of the Trust, the following table sets forth certain information regarding the ownership, as of March 13, 2006, of shares of beneficial interest of the Fund by each person who has been a trustee or executive officer of the Trust at any time since January 1, 2005.

                                               NUMBER OF SHARES
                                                 OF THE FUNDS        PERCENT OF
NAME OF TRUSTEE/OFFICER            CLASS      OWNED BENEFICIALLY        CLASS
--------------------------------------------------------------------------------

John R. Bartholdson,               None             None               0.000%
Trustee

Robert M. Hamje,                   None             None               0.000%
Trustee

Jarrett B. Kling,                  None             None               0.000%
Trustee

L. Kent Moore,                     None             None               0.000%
Trustee

David J. Bullock,                  None             None               0.000%
Trustee, President, and Chief
Executive Officer

Walter W. Driver, Jr.,             None             None               0.000%
Advisory Trustee

Mark E. Black,                     None             None               0.000%
Treasurer,  Chief Financial
Officer and Controller

Andra C. Ozols,                    None             None               0.000%
Vice President and Secretary

James F. Lummanick,                None             None               0.000%
Vice President and Chief
Compliance Officer

Kenneth R. Naes,                   None             None               0.000%
Assistant Treasurer

Karen S. Proc,                     None             None               0.000%
Assistant Secretary

William P. Schanne,                None             None               0.000%
Former Assistant Treasurer


                                    SCH-D-1

All trustees and                   None             None               0.000%

current executive
officers as a group*

----------
* To the best knowledge of the Trust, the ownership of shares of the Fund by trustees and current executive officers of the Trust as a group constituted less than 1% of each class of the Fund as of March 13, 2006.

                                    SCH-D-2

                                   SCHEDULE E


                      FUND OWNERSHIP BY SIGNIFICANT HOLDERS

         As of March 13, 2006, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of a share class of the Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.


                                    SCH-E-1

                                               NUMBER OF SHARES
                                                 OF THE FUNDS       PERCENT OF
CLASS     NAME AND ADDRESS OF OWNER           OWNED BENEFICIALLY      CLASS
-----     -------------------------           ------------------    ----------
Class C
          AG Edwards & Sons Inc                     2,144.082         16.79%
          Huckaby & Associates
          1 N Jefferson Ave
          St. Louis, MO 63103-2287

          AG Edwards & Sons Inc                     1,531.059         12.11%
          Pedgy Ficken SEP IRA
          8102 Beach Dr
          Myrtle Beach, SC 29572-4350

          AG Edwards & Sons Inc                     1,401.384         11.09%
          Stacie Honeycutt Ross
          1 N Jefferson Ave
          St. Louis, MO 63103-2287

          First Clearing LLC                          985.012          7.79%
          Steven M Simerka IRA
          115 Walnut Dr
          Hendersonville, TN 37075-5030

          UBS Financial Services Inc                  983.747          7.78%
          Timothy N Woodliff
          PO Box 3321
          1000 Harbor Blvd
          Weehawken, NJ 07086-8154

          NFS LLC                                     850.340          6.73%
          FMT CO CUST IRA
          FBO Ramesh Chandra Agarwal
          21239 Maria Ln
          Saratoga, CA 95070-6532

          Pershing LLC                                778.390          6.16%
          PO Box 2052
          Jersey City, NJ 07303-2052

          LPL Financial Services                      693.842          5.49%
          9785 Towne Centre Dr
          San Diego, CA 92121-1968


                                    SCH-E-2

                                               NUMBER OF SHARES
                                                 OF THE FUNDS       PERCENT OF
CLASS     NAME AND ADDRESS OF OWNER           OWNED BENEFICIALLY      CLASS
-----     -------------------------           ------------------    ----------

          UBS Financial Services Inc                  655.527          5.19%
          Irene E Denning
          PO Box 3321
          1000 Harbor Blvd
          Weehawken, NJ 07086-8154

Class I

          Old Mutual US Holdings Inc              249,800.000         56.22%
          4643 S Ulster St
          Denver, CO 80237-2853

          Amesbury Retirement System              194,497.412         43.78%
          62 Friend St
          Amesbury, MA 01913-2825

Class Z

          Old Mutual US Holdings Inc                   95.602        100.00%
          4643 S Ulster St
          Denver, CO 80237-2853

                                    SCH-E-3

                                   SCHEDULE F


             NUMBER OF OUTSTANDING SHARES OF EACH CLASS OF THE FUND
                              AS OF MARCH 13, 2006

FUND                                          NUMBER OF SHARES OUTSTANDING
--------------------------------------------------------------------------------


     Class A                                        1,098,976.034
     Class C                                           12,201.493
     Class Z                                               95.602
     Institutional Class                              444,299.482


                                    SCH-F-1

                                    EXHIBIT A

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT made as of this ____ day of ___________, 2006 by and among Old Mutual Capital, Inc. (the "Adviser"), Copper Rock Capital Partners, LLC (the "Sub-Adviser"), and Old Mutual Advisor Funds, a Delaware statutory trust (the "Trust").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, pursuant to the Investment Advisory Agreement dated September 7, 2004 and Schedule A to the Investment Advisory Agreement dated May 11, 2005 between the Adviser and the Trust, the Adviser acts as investment adviser for the Old Mutual Copper Rock Emerging Growth Fund (the "Portfolio"); and

         WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of all of the assets of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.       (a)      Subject to supervision and oversight by the Adviser and the
Trust's Board of Trustees, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio's investment portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in such Portfolio's Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

                  (1) The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

                  (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

                  (3) The Sub-Adviser shall determine the securities to be purchased or sold with respect to the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in such Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Portfolio with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Portfolio that the Sub-Adviser have access to (i) supplemental investment and market research and (ii) security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities on behalf of the Portfolio with brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the


                                    EXH-A-1
extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

                           On occasions when the Sub-Adviser  deems the purchase
or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

                  (4) The Sub-Adviser at its expense will make available to the Trustees of the Portfolio and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Portfolio and to consult with the Trustees of the Portfolio and Adviser regarding the Portfolio's investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

                  (5) In accordance with procedures adopted by the Trustees of the Portfolio, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all Portfolio securities. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, the Sub-Adviser will assist the Portfolio and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Portfolio at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Portfolio's net asset value per share.

                  (6) The Sub-Adviser at its expense will provide the Adviser and/or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time. Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Portfolio, as well as any change in portfolio manager(s) of the Portfolio.

                  (7) Unless otherwise directed by the Adviser or the Trust's Board of Trustees, the Sub-Adviser will vote all proxies received in accordance with the Trust's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Trust's Board of Trustees, the Sub-Adviser's proxy voting policy. The Adviser shall instruct the Portfolio's custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials. The Sub-Adviser shall maintain and shall forward to the Portfolio or its designated agent such proxy voting information as is necessary for the Portfolio to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

                  (8) The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and has provided the Adviser and the Trustees of the Fund a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, the Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that


                                    EXH-A-2
the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

                  (9) The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Accounting Officer.

                  (10) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs
(b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust's Board of Trustees such periodic and special reports as the Trust's Board of Trustees may reasonably request.

                  (11) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

                  (12)     (a)      The investment management services provided
by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

                           (b)      Services to be furnished by the Sub-Adviser
under this Agreement may be furnished through the medium of any of the Sub-Adviser's officers or employees.

                           (c)      The Sub-Adviser shall keep the Portfolio's
books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) Certified resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

         (b) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Portfolio and shares of the Portfolio's beneficial shares, and all amendments thereto; and

         (c)      Prospectus(es) of the Portfolio.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Portfolio, the Adviser will pay to the Sub-Adviser as full compensation therefore: a fee at an annual rate of 0.60% of the


                                    EXH-A-3

Portfolio's average daily net assets. This fee will be paid to the Sub-Adviser from the Adviser's advisory fee from the Portfolio. This fee will be computed daily and paid to the Sub-Adviser monthly.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio,
(b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this
Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

9. No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Portfolio.

11. This Agreement shall be governed by the laws of the state of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

                                    EXH-A-4

13. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

                             To the Adviser at:

                                    Old Mutual Capital, Inc.
                                    4643 South Ulster Street, 6th Floor
                                    Denver, CO 80237
                                    Attention:  President

                             To the Sub-Adviser at:

                                    Copper Rock Capital Partners LLC
                                    200 Clarendon Street
                                    53rd Floor
                                    Boston, MA 02116
                                    Attention:  President

                             To the Trust or the Portfolio at:

                                    Old Mutual Advisor Funds
                                    4643 South Ulster Street, 6th Floor
                                    Denver, CO 80237
                                    Attention:  President

15. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

OLD MUTUAL CAPITAL, INC.                      OLD MUTUAL ADVISOR FUNDS


By:                                           By:
   ---------------------------------             ---------------------------
Name: David J. Bullock                        Name: Mark E. Black
Title: Chief Executive Officer                Title: Chief Financial Officer


COPPER ROCK CAPITAL PARTNERS, LLC


By:
   ---------------------------------
Name: Tucker M. Walsh
Title: Chief Executive Officer


                                    EXH-A-5


D-06-151 03/2006


[GRAPHIC OMITTED                                                          PROXY



                   OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND

                      Meeting of Shareholders May 12, 2006

           This Proxy is Solicited on Behalf of the Board of Trustees


         The undersigned shareholder of Old Mutual Copper Rock Emerging Growth Fund (the "Fund"), hereby appoints Andra C. Ozols, Mark E. Black and Karen S. Proc and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on March 13, 2006, at a Meeting of Shareholders to be held at the offices of Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237, on Friday, May 12, 2006, at 10:00 a.m. Mountain Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE.


                     Signature(s) should be exactly as name or names appear
[ADDRESS lINE 1]     on this proxy. If shares are held jointly, each holder
[ADDRESS lINE 2]     should sign. If signing is by attorney, executor,
[ADDRESS lINE 3]     administrator, trustee or guardian, please give full title.
[ADDRESS lINE 4]
[ADDRESS lINE 5]
[ADDRESS lINE 6]      ---------------------------------------------------------
[ADDRESS lINE 7]      Signature                                 Date


                      ----------------------------------------------------------
                      Signature (if held jointly)

                      THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
                                  FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DISCRIBED BELOW.

Three simple methods to vote your proxy:

1.   Internet: Log on to www.myproxyonline.com. Make sure to have this proxy                Control Number:
     card Control Number: available at the time you plan to vote your shares.
     You will need the control number and check digit found in the box at the right at the time you execute your vote.

2.   Touchtone Simply dial toll-free to 1-866-437-4714 and follow the automated             Check Digit:
     Check Digit: Phone: instructions. Please have this proxy card available at the time of the call.

3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the proxy material or the execution of your vote, simply call toll-free at 1-800-761-6521 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.





D-06-152 03/2006                                 TAGID: "TAG ID" CUSIP: "CUSIP"

                   OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND

                      Meeting of Shareholders May 12, 2006


THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL BELOW.


                                                                      For             Against           Abstain
To approve a new investment sub-advisory agreement with               [ ]              [ ]                [ ]
Copper Rock Capital Partners, LLC.



Control Number:                                                         Tag ID:

Check Digit:                                                            CUSIP:

[BUCKSLIP]

THREE CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed Proxy Statement details important issues affecting your Old Mutual Advisor Funds investment. Help us save time and postage costs - savings we pass along to you - by voting via the Internet or telephone. Each method is available 24 hours a day and will ensure that your vote is confirmed and recorded immediately. You may, of course, also vote by mail or attend the shareholder meeting.

TO VOTE VIA THE INTERNET:

1. Read the Proxy Statement and have your proxy card at hand.
2. Go to www.myproxyonline.com.
3. Follow the simple instructions.

TO VOTE BY TELEPHONE:

1. Read the Proxy Statement and have your proxy card at hand.
2. Call toll-free at (866) 437-4714.
3. Follow the simple recorded instructions.

There is no need to mail the proxy card if you are voting via the Internet or by telephone.

TO VOTE BY MAIL:

1. Read the Proxy Statement.
2. Simply mark, sign, and date the enclosed proxy card.
3. Mail the proxy cardin the postage-paid envelope provided.


REMEMBER, YOUR VOTE COUNTS!  VOTE TODAY!             [OMAF LOGO]

D-06-153 03/2006